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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            _______________________________________________________

         Date of report (Date of earliest event reported) June 30, 2003


                                 GOAMERICA, INC.

               (Exact Name of Registrant as Specified in Charter)

             Delaware                    0-29359               22-3693371
    ________________________________________________________________________
   (State or Other Jurisdiction  (Commission File Number)  (IRS Employer
               of Incorporation)                            Identification No.)



        433 HACKENSACK AVENUE, HACKENSACK NJ             07601
        ------------------------------------             -----
      (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717
        _________________________________________________________________




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release of GoAmerica, Inc. dated June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

On June 30, 2003, GoAmerica, Inc. (the "Company") issued a press release providing an update on the Company's strategic initiative process and refocused business mission. A copy of this press release is being furnished as Exhibit
99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOAMERICA, INC.


By: /s/ Daniel R. Luis
    -----------------------------
    Name:  Daniel R. Luis
    Title: Chief Executive Officer

Date:  July 1, 2003

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EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION

99.1              Press Release of GoAmerica, Inc. dated June 30, 2003.



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